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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

                               Comm Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     0-17455                 23-2242292
-------------------------------        ------------         -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
       incorporation)                  file number)         Identification No.)

125 North State Street, Clarks Summit, PA                          18411
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (570)586-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 18, 2004, Comm Bancorp, Inc. issued a press release to announce its results of operations for the quarter and nine months ended September 30, 2004. A copy of the press release and related financial supplements are included as
Exhibit 99(i) to this report. In accordance with general instructions B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMM BANCORP, INC.
                                     --------------------------------
                                              (Registrant)

Date: October 19, 2004           By: /s/ Scott A. Seasock
                                     --------------------------------
                                     Scott A. Seasock
                                     Executive Vice President
                                     and Chief Financial Officer
                                     (Principal Financial Officer)

                                        3
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                                  EXHIBIT INDEX

Exhibit Number                             Description
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
    99(i)        Press Release dated October 18, 2004, and Supplemental Financial Data

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